Subsequent events	9 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent events
27	Subsequent events

27.1	Capital contribution

At the meeting of the Board of Directors held on October 20, 2022, the Company approved, observing the authorized capital limit, a capital increase in the amount of R$3 through the issuance of 650,808 common shares.

27.2	Casino’s potential sale of part its stake

On October 26, 2022, Casino Guichard Perrachon informed the Company’s Board of Directors that it has initiated the study of a potential sale of part of its stake in the Company for an amount of approximately US$500 million, which could be increased subject to market conditions. There is no final decision on the potential transaction, which would take the form of a secondary public offering and could be completed by the end of November 2022, subject to market conditions.